Exhibit 10.40

AVAX TECHNOLOGIES, INC.

FORM OF AMENDMENT NO. 3 TO

2008 CONVERTIBLE NOTE AND WARRANT PURCHASE AGREEMENT

and

2008 CONVERTIBLE PROMISSORY NOTE

Dated as of October 15, 2009

This Amendment No. 3 to Convertible Note and Warrant Purchase Agreement and Convertible Promissory Note (this “Amendment”) is entered into effective as of October 15, 2009, by and between AVAX Technologies, Inc., a Delaware corporation (the “Company”), and each of the purchasers (the “Purchasers”) of the Company’s 6% Convertible Notes due March 31, 2009 (the “Notes”) issued pursuant to that certain Convertible Note and Warrant Purchase Agreement, dated as of October 24, 2008, by and between the Company and the Purchasers, as amended by that certain Amendment to Convertible Note and Warrant Purchase Agreement, dated as of October 24, 2008, and by that certain Amendment No. 2 to Convertible Note and Warrant Purchase Agreement and Convertible Promissory Note, dated as of January 31, 2009 (the “Purchase Agreement”). Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Purchase Agreement.

WHEREAS, the Purchase Agreement may be amended only by mutual written agreement of the Company and the Purchasers holding a majority of the principal amount of Notes issued under the Purchase Agreement and the Notes may be amended upon written consent of the Company and the holder of each of the Notes; and

WHEREAS, pursuant to the Purchase Agreement, the Notes are currently due on March 31, 2009; and

WHEREAS, the Company and the Purchasers desire to amend the Purchase Agreement and the Notes to extend the maturity date of the Notes to June 1, 2010;

and

WHEREAS, the Company and the Purchasers desire to amend certain other provisions of the Purchase Agreement and the Notes as set forth herein.

NOW, THEREFORE, in consideration of the foregoing and the promises and covenants contained herein, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

1.	Amendment to Preamble of the Purchase Agreement. The preamble of the Purchase Agreement is hereby amended and restated in its entirety as follows:

AVAX Technologies, Inc., a Delaware corporation (the “Company”), proposes, subject to the terms and conditions contained herein, to sell to the Purchasers listed on the signature pages hereto (individually, a “Purchaser” and collectively the “Purchasers”), up to $1,500,000 aggregate principal amount of the Company’s 6% Convertible Notes due June 1, 2010 (individually, a “Note” and collectively, the “Notes”) and warrants to purchase up to 15,000,000 fully paid and non-assessable shares of common stock, par value $.004 per share, of the Company (the “Common Stock”) for $0.015 per share (individually a “Warrant” and collectively, the “Warrants”) pursuant to this Convertible Note and Warrant Purchase Agreement (the “Agreement”). The Notes will be convertible into shares of Common Stock or other securities of the Company, as more fully described therein.

The sale of the Notes and Warrants to the Purchasers will be made without registration of the Notes or Warrants under the Securities Act of 1933, as amended (the “Securities Act”) in reliance upon an exemption from the registration requirements of the Securities Act.

2.	Amendment to Preamble of the Convertible Promissory Note. The preamble of each of the Notes is hereby amended and restated in its entirety as follows:

AVAX TECHNOLOGIES, INC., a Delaware corporation (the “Company”), for value received, promises to pay to [______] or registered assigns (the “Holder”), the principal sum of [__________] Dollars $[______] on June 1, 2010, and interest (computed on the basis of a 365-day year) from the date hereof on the unpaid principal amount from time to time outstanding at the rate of six percent (6%) per annum, due and payable in arrears on the maturity date hereof, unless payment is required at an earlier date pursuant to the terms hereof. This Note is one of a series of similar Notes issued by the Company in the aggregate principal amount not to exceed $1,500,000.

3.	Amendment to Section 1 of the Convertible Promissory Note. Section 1 (a) and (b) of each of the Notes is hereby amended and restated in its entirety as follows:

1. Conversion.

(a)    Voluntary Conversion. At any time after the date hereof until this Note is no longer outstanding, this Note shall be convertible, in whole or in part, into shares of Common Stock, $.004 par value per share, of the Company (“Common Stock”) at the option of the Holder, at any time and from time to time, at a rate of one (1) share of Common Stock for each $0.01 (subject to adjustment, the “Conversion Price”) of unpaid principal of and interest on this Note on the Conversion Date (as defined below). The Holder shall effect conversions by delivering to the Company a Notice of Conversion specifying therein the principal amount of the Note to be converted and the date on which such conversion shall be effected (such date, the “Conversion Date”). If no Conversion Date is specified in a Notice of Conversion, the Conversion Date shall be the date that such Notice of Conversion is deemed delivered hereunder. Conversions hereunder shall have the effect of lowering the outstanding principal amount of the Note in an amount equal to the applicable conversion. The Holder and the Company shall maintain records showing the principal amount(s) converted and the date of such conversion(s).

(b)   Mandatory Conversion. This Note shall automatically convert into the securities described below and at the conversion ratios described below upon the closing of the Offering (as defined in Section 1(c)) if the closing of the Offering occurs on or prior to the maturity date of this Note. Upon the closing of the Offering, all principal of and accrued and unpaid interest on this Note will automatically convert, at the election of the Holder, into either (i)l share of Common Stock, $.004 par value per share, of the Company (“Common Stock”) for each $0.01 of unpaid principal of and interest on this Note on the conversion date, or (ii) into that number of securities issued by the Company in the Offering equal to the quotient obtained by dividing the principal and accrued interest owed hereunder on the conversion date by the lesser of (a) $.01 or (b) ninety-nine percent (99%) of the price at which the securities are issued in the Offering and otherwise on the same terms and conditions and with the same rights and preferences as the securities issued in the Offering. To exercise this election as to the form and amount of securities to be received upon conversion of this Note, the Holder shall deliver to the Company during usual business hours at the Company’s principal executive office written notice in form satisfactory to the Company that the Holder elects to receive the conversion securities specified in either clause (i) or clause (it) above. Such notice shall also state the name or names (with address) in which the certificate or certificates for shares (or other securities) that are issuable on such conversion are to be registered.

4.	Effect of Amendment. Except as expressly modified by this Amendment, the Purchase Agreement and the Notes shall remain unmodified and in full force and effect.

5.
Governing Law. This Amendment shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of Delaware, without giving effect to the principles of conflicts of law thereof.

6.
Counterparts. This Amendment may be executed in any number of counterparts and signatures delivered by facsimile, each of which shall be deemed an original, but all of which together shall constitute one instrument.

IN WITNESS HEREOF, the parties hereto have executed this Amendment as of the date first written above.

COMPANY: AVAX TECHNOLOGIES,  INC.

By:
Name:
Title:

PURCHASERS:

Firebird Global Master Fund, Ltd.

By:
Name:

Rock Castle Ventures, L,P.

By:
Name:

JFE Hottinger & Co.

By:
Name:

R & H Trust Co.

By:
Name:

Paul S. Larue

By:
Name:

Herr Pierre-Alain Mathier

By:
Name:

Nicholas Oltamare

By:
Name:

Francois R. Martelet

By:
Name:

John K.A. Prendergast

By:
Name:

Andrew W. Dahl

By:
Name:

Carl Spana

By:
Name:

Edson D. deCastro

By:
Name: